SUPPLEMENT DATED SEPTEMBER 24, 1999
                            TO
          PORTFOLIO DIRECTOR 2 SEPARATE ACCOUNT A
             FOR SERIES 2.1 - 2.12 PROSPECTUS
                     DATED MAY 1, 1999
                            FOR
             GEORGIA OPTIONAL RETIREMENT PLAN


The Prospectus is hereby amended by the addition of the following section under "VARIABLE ACCOUNT OPTIONS":

     RESTRICTIONS ON AVAILABILITY OF FUNDS

     Pursuant to the requirements of the Georgia Optional
     Retirement Plan, the AGSPC Science & Technology Fund and American Century Ultra Investors Fund are not available as investment vehicles. You may consult directly with American Century about the availability of their Funds.



VA9875 - GAORP